UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - August 15, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                       0-22122                  13-3354896
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     (State or other            (Commission File Number)       (IRS Employer
jurisdiction of Incorporation)                               Identification No.)

 850 Canal Street, Stamford, Connecticut                             06902
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(Address of principal executive offices)                           (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, MTM's subsidiaries on a consolidated basis; "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; and "Pequot" refers to Pequot Fund and Pequot Partners, collectively; "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and "Constellation" refers to Constellation Venture, Constellation Offshore, BSC and CVC, collectively.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(A)  NEXL MERGER

     On August 16, 2005, MTM, as Purchaser, entered into an Agreement and Plan of Merger (the "Merger Agreement") with (A) NEXL, Inc., a Massachusetts corporation ("Nexl"), (B) MTM Technologies (Massachusetts), LLC, a Delaware limited liability company (the "Merger Subsidiary"), (C) Clifford L. Rucker (the "Controlling Shareholder") and (D) each person added as a party to the Merger Agreement pursuant to Section 12.02 thereof (collectively with the Controlling Shareholder, the "Shareholders" and each a "Shareholder") whereby, subject to the terms and conditions of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), Nexl will be merged with and into the Merger Subsidiary and the separate existence of Nexl will thereupon cease, and the Merger Subsidiary will continue as the surviving limited liability company in the merger under the laws of the State of Delaware under the name "MTM Technologies (Massachusetts), LLC" as a wholly-owned subsidiary of MTM (the "Merger").

     Subject to certain adjustments set forth in the Merger Agreement, the following aggregate consideration is to be paid by MTM to the Shareholders of Nexl for the conversion and exchange of all of the outstanding Stock of Nexl (the "Merger Consideration"):

     o    $13,050,000in cash (the "Cash Consideration");

     o 3,000,000 shares (the "Stock Payment") of MTM common stock, $.001 par value per share ("MTM Common Stock") a portion of which will be delivered to an escrow agent (the "Escrow Agent"), to be held and distributed pursuant to the terms of an Escrow Agreement to be executed by and among the Controlling Shareholder, MTM, and the Escrow Agent.

     In the event the Stock Value is greater than $5.85, the Stock Payment shall be reduced such that the total value of the shares actually delivered (including the shared delivered to the Escrow Agent) equals $17,550,000.

     For the purposes of making this determination, "Stock Value" means the average of the NASDAQ closing price of MTM Common Stock for the 30 trading days


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ending on the date five business days prior to the meeting of MTM's shareholders convened to approve the sale and issuance of MTM Common Stock pursuant to the Merger Agreement.

     o As part of the Merger Consideration the Shareholders of Nexl will receive an additional payment (the "Earnout Consideration") of $1,000,000 in cash and $1,000,000 in MTM Common Shares (not to exceed 250,000 shares) if the North East Region EBITDA plus Contracted EBITDA Contributions during the Earnout Period are equal to or greater then $9,000,000 (the "Northeast Region EBITDA Target"). The Northeast EBITDA Target is subject to adjustment in certain events.

     The number of shares of MTM Common Stock issuable as part of the Earnout Consideration will be determined by dividing $1,000,000 by the greater of (A) the average NASDAQ closing price of MTM Common Stock for the ten (10) business days ending immediately prior to the end of the Earnout Period and (B) $4.00.

     For the purposes of the foregoing calculation, the following terms will have the meaning set forth below.

     "North East Region" means MTM's existing business operations in its Eastern Region (excluding MTM's corporate headquarters) plus the business of Nexl being acquired.

     "Earnout Period" means the period beginning on the first day of the first calendar month following the Closing Date (as defined in the Merger Agreement) and ending on the date twelve months thereafter.

     "EBITDA" means net income as determined in accordance with GAAP applied in a manner consistent with the application of those principles in the audited financial statements of Nexl as of June 30, 2005 (i) less any applicable interest income and plus any applicable interest expense, (ii) plus any income tax expenses and less any income tax credits and (iii) plus any applicable depreciation and amortization expense.

     "Contracted EBITDA Contributions" means, with respect to any contract entered into during the Earnout Period for the provision of managed services that extends beyond the end of the Earnout Period by either (i) MTM's North East Region or (ii) which is produced by any employee of Nexl at the time of the Closing Date working outside the North East Region after the Closing Date (a "Managed Service Contract"), an amount equal to 50% of the contracted revenues for managed services provided for in such Managed Service Contract (except any Managed Service Contract which is subject to the referral fee provisions of the Business Alliance and Lead Referral Agreement, dated February 23, 2005 between Nexl and XO Communications Services, Inc. or any similar agreement between Nexl and any other party, for which such amount shall equal 50% of difference of (a) the contracted revenues for managed services received by or to be received by Nexl and (b) any referral fee paid or owed to such third party with respect to such Managed Service Contract), provided that the maximum period for which contracted revenues shall be included for the purposes of such calculation shall equal twelve (12) months less the number of months such contract was in effect during the Earnout Period and provided further that such Managed Service Contract shall not have been terminated prior to the 60th day following the end of the Earnout Period.


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     If, on the date five business days prior to the meeting of the MTM's shareholders convened to approve the sale and issuance of MTM Common Stock pursuant to the Merger Agreement, the Stock Value is less than $2.90, each of MTM and Nexl shall have the right to terminate the Merger Agreement on or before the second following business day, upon written notice delivered to the other party, unless either (i) Nexl and the Controlling Shareholder agrees to reduce the Cash Consideration (with no adjustment to the Stock Consideration) such that the value of the Stock Consideration constitutes at least 40% of the Closing Date Consideration (the value of the Stock Consideration to be determined by multiplying the Stock Consideration by the Stock Value) or (ii) MTM agrees to increase the Stock Consideration such that the value of the Stock Consideration constitutes at least 40% of the Closing Date Consideration (the value of the Stock Consideration to be determined by multiplying the Stock Consideration by the Stock Value). "Closing Date Consideration" means the sum of the Cash Consideration paid on the Closing Date plus the Stock Payment paid on the Closing Date, without adjustment set forth in the Merger Agreement.

     The issuance of shares of MTM Common Stock in the Merger requires the approval of MTM's shareholders as MTM's Common Stock is listed on the Nasdaq Stock Market ("Nasdaq"). Rule 4350(i)(C)(ii) of the Marketplace Rules of Nasdaq requires that a company whose stock is listed on Nasdaq obtain shareholder approval for the sale or issuance of common stock equal to (i) 20% or more of its common stock outstanding before such issuance or (ii) 20% or more of the voting power outstanding before such issuance. MTM will prepare and send a proxy statement to its shareholders.

     In connection with the Merger Agreement, Pequot and Constellation who collectively held a majority of our Voting Stock as of August 16, 2005, entered in a Voting Agreement, signed as of August 16, 2005 pursuant to which they agreed to vote or cause to be voted, all securities of MTM that they own or over which they have voting control, in favor of the transactions contemplated in the Merger Agreement.

     As part of the transaction, MTM will also enter into various employment agreements with senior management of Nexl.

     The above description of the transactions set forth in the Merger Agreement are qualified in their entirety by reference to the terms of the Merger Agreement attached hereto as Exhibit 2.1.

     A copy of MTM's press release, dated August 17, 2005 is attached hereto as
Exhibit 99.1.

(B)  ENTRY INTO NEW LEASE

     On August 15, 2005, MTM entered into a lease agreement with 1200 High Ridge Company, LLC (the "Future Landlord") for 20,650 rentable square feet of office space located at 1200 High Ridge Road, Stamford Connecticut (the "New Lease"). This office space will serve as MTM's new principal executive offices.


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     The term of the New Lease is five (5) years, commencing on the later of
November 1, 2005 or five business days following MTM's receipt from the Future Landlord of a final and unconditional certificate of occupancy for the leases premises (the "Commencement Date") and ending on the fifth anniversary of the Commencement Date, with payment of rent commencing on the Commencement Date. The basic rent is $474,950.00 per year, or $39,579.17 monthly.

     The description of the New Lease is qualified in its entirety by reference to the New Lease filed as Exhibit 10.1 to this Form 8-K.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On June 16, 2004 MTM entered into a lease agreement with Eight Fifty Canal, LLC (the "Existing Landlord") for the office space located at 850 Canal Street, Stamford Connecticut, which office space currently serves as MTM's principal executive offices (the "Existing Lease"). The Existing Landlord is affiliated with the Future Landlord, and thus an agreement has been made that the Existing Lease will be terminated without any liability on MTM's part on the Commencement Date of the New Lease.

     The description of the Existing Lease is qualified in its entirety by reference to the Existing Lease previously filed as Exhibit 10.11 to MTM's Form 10-K filed with the Securities Exchange Commission on June 29, 2004.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01    Financial Statements and Exhibits

(c)     Exhibits

        Exhibit 2.1 Merger Agreement dated August 16, 2005, among (A) NEXL, Inc., a Massachusetts corporation, (B) MTM Technologies (Massachusetts), LLC, a Delaware limited liability company, (C) MTM Technologies, Inc., a New York corporation and the sole shareholder of Merger Subsidiary, (D) Clifford L. Rucker and (E) each person added as a part to this Agreement pursuant to
                          Section 12.02 thereof.(1)

        Exhibit 10.1 Lease Agreement dated August 15, 2005, between MTM Technologies, Inc. and 1200 High Ridge Company, LLC.

        Exhibit 99.1 Press release dated August 17, 2005 announcing entry into the Merger Agreement.


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(1) The Exhibits and Disclosure Schedules have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted Exhibits or Schedules to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MTM TECHNOLOGIES, INC.
                                           (Registrant)


                                           By /s/ Francis J. Alfano
                                             -----------------------------------
                                             Francis J. Alfano, Chief Executive
                                             Officer


August 19, 2005


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                                  EXHIBIT INDEX

EXHIBIT
-------

      Exhibit 2.1 Merger Agreement dated August 16, 2005, among (A) NEXL, Inc., a Massachusetts corporation, (B) MTM Technologies (Massachusetts), LLC, a Delaware limited liability company, (C) MTM Technologies, Inc., a New York corporation and the sole shareholder of Merger Subsidiary, (D) Clifford L. Rucker and (E) each person added as a part to this Agreement pursuant to
                        Section 12.02 thereof.(2)

      Exhibit 10.1 Lease Agreement dated August 15, 2005, between MTM Technologies, Inc. and 1200 High Ridge Company, LLC.

      Exhibit 99.1 Press release dated August 17, 2005 announcing entry into the Merger Agreement.


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(2) The Exhibits and Disclosure Schedules have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted Exhibits or Schedules to the Securities and Exchange Commission upon request.